                                                                   Exhibit 10.33

                                  March 3, 2005

Insurance Auto Auctions, Inc.
850 E. Algonquin Road, Suite 100
Schaumburg, IL 60173
Attention: Scott P. Pettit

Dear Scott:

            Reference is hereby made to that certain Second Amended and Restated Credit Agreement dated as of March 19, 2004 by and among the Insurance Auto Auctions, Inc. (the "Borrower"), the financial institutions party from time to time thereto as Lenders (the "Lenders"), the financial institutions party from time to time thereto as LC Issuers (the "LC Issuers") and LaSalle Bank National Association, as administrative agent (the "Administrative Agent") (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

            The Borrower has informed the Administrative Agent and the Lenders that a Default has occurred or is expected to occur as a result of the Borrower's noncompliance with the Capital Expenditures, Acquisitions and Stock Repurchases financial covenant set forth in Section 6.19.4 of the Credit Agreement for Fiscal Year 2004 (the "Specified Default"). In accordance with the provisions of Section 8.2 of the Credit Agreement, the Borrower has requested that the Lenders waive the Specified Default.

            The Lenders hereby agree to such waiver.

                                Very truly yours,

                                LASALLE BANK NATIONAL
                                ASSOCIATION, as Administrative Agent, as an LC Issuer and as a Lender

                                By: /s/ John C. Thurston
                                    ---------------------------------------
                                    Name: John C. Thurston
                                    Title: Senior Vice President

                                BANK OF AMERICA, N.A., as an LC Issuer
                                and as a Lender

                                By: /s/ Craig W. McGuire
                                    ---------------------------------------
                                    Name: Craig W. McGuire
                                    Title: Senior Vice President

                                NATIONAL CITY BANK OF THE
                                MIDWEST, as an LC Issuer and as a Lender

                                By: /s/ Michael L. Monniger
                                    ---------------------------------------
                                    Name: Michael L. Monniger
                                    Title: Vice President

WAIVER LETTER DATED AS OF MARCH 2005